SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                           FORM 8-K



                  Commission File No.: 0-9503

                        Current Report


                       January 22, 1998
        (Date of Report - Date of Earliest Event Reported)



                  DIGITAL PRODUCTS CORPORATION

     Florida                                      59-1141879
(State or other jurisdiction of                 (IRS Employer
Incorporation or organization)                Identification No)

                      3001 SW 10th Street
                  Pompano Beach, Florida 33069
            (Address of Principal Executive Offices)


                        (800) 670-7790
               (Registrant's Telephone Number)




     (Former Name, Former Address and Former Fiscal Year,
                   if changed since last report)




      ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of November was filed with the Bankruptcy Court on January 26, 1998.

                UNITED STATES BANKRUPTCY COURT
                 SOUTHERN DISTRICT OF FLORIDA
                        MIAMI DIVISION


IN RE:                                 CASE NUMBER

                                       97-21987BKC-RBR

                                       JUDGE RAYMOND B. RAY

DEBTOR.                                CHAPTER 11


         DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                        FOR THE PERIOD

             FROM   12/1/97    TO      12/31/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                    Robert Furr
                                    Attorney for Debtor


Debtor's Address                    Attorney's Address
And Phone Number:                   and Phone Number:

3001 SW 10th Street                 1499 W Palmetto Road

Pompano Beach, FL 33069             Boca Raton, FL 33486

(800) 670-7790                      (561) 395-0500

            Monthly Financial Report for Business

For the Period Beginning:     12/1/97  and Ending:   12/31/97

Name of Debtor:     Digital Products Corporation
Case Number         97-21987 BKC RBR
Date of Petition:   4/3/97

                                         Current            Cumulative
                                          Month          Petition to Date
1. Cash at Beginning of Period          $  76,683.80     $  60,846.09
2. Receipts:
   A. Cash Sales                             -                 -
      Less: Cash Refunds                     -                 -
      Net Cash Sales                         -                 -
   B. Collections on Post Petition A/R    364,777.65      1,767,615.04
   C. Collections on Pre Petition A/R        -              382,998.55
   D. Other Receipts                         -               50,226.29
3. TOTAL RECEIPTS                         364,777.65      2,200,839.88
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)           441,461.45      2,261,685.97

5. DISBURSEMENTS
   A. U.S. Trustee Quarterly Fees            -                7,500.00
   B. Net Payroll                          65,191.18        494,787.56
   C. Payroll Taxes Paid                   24,593.48        214,566.73
   D. Sales and Use Taxes                    -                 -
   E. Other Taxes                            -               10,057.85
   F. Rent                                  6,000.00         52,084.71
   G. Other Leases                         11,338.64         59,495.74
   H. Telephone                            11,975.02        205,579.69
   I. Utilities                              -                 -
   J. Travel & Entertainment               18,317.33        111,127.19
   K. Vehicle Expenses                       -                 -
   L. Office Supplies                       1,900.86         17,063.69
   M. Advertising                            -               13,850.57
   N. Insurance (Attachment 7)             11,784.39         98,871.08
   O. Purchases of Fixed Assets             2,037.00         61,824.62
   P. Purchases of Inventory               95,744.38        267,673.36
   Q. Manufacturing Supplies                 -                 -
   R. Repairs and Maintenance                  89.06          1,559.21
   S. Payments to Secured Creditors          -                 -
   T. Other Operating Expenses             45,884.98        499,038.84
     (Attach List)
6. TOTAL CASH DISBURSEMENTS               294,856.32      2,115,080.84
7. ENDING CASH BALANCE
     (LINE 4 - LINE 6)                 $  146,605.13     $  146,605.13


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 22 day of January 1997.

            Monthly Financial Report for Business

For the Period Beginning:     12/1/97  and Ending:   12/31/97

Name of Debtor:     Digital Products Corporation
Case Number         97-21987 BKC RBR
Date of Petition:   4/3/97

                                         Current            Cumulative
               OTHER RECEIPTS             Month          Petition to Date

IL Unemployment Refund                      -                  701.08
Employees               Shipping            -                   22.25
AT&T Refund                                 -                  172.98
Various                 Misc Income         -                1,197.38
Genesee County          Payment in Error    -                1,622.00
COD                     Supplies/Other      -                2,357.37
EMS                     Cash Advance        -               24,900.00
APT                     Refund deposit      -               10,000.00
Various                 Tax refunds         -                  257.51
State of Utah           Receipt in error    -                4,750.20
                        Void Checks         -                  245.52
NASDAQ                  Refund              -                4,000.00
                                        $   0             $ 50,226.29

             Monthly Financial Report for Business

For the Period Beginning:     12/1/97  and Ending:   12/31/97

Name of Debtor:     Digital Products Corporation
Case Number         97-21987 BKC RBR
Date of Petition:   4/3/97

                                                              Current         Cumulative
          OTHER OPERATING EXPENSES                             Month          Petition to Date

Tax Acct       Bank Charge             Service Charges            15.17            179.20
Barnett Bank   Bank Charge             Wire Transfer Fees       -                   75.00
Operating Acct Bank Charge             Service Charges           102.50            616.54
Payroll Acct   Bank Charges            Service Charges            18.36            168.31
               Kinko's                 Copies for Tracking      -                  654.67
               Postage                 Next Day Mailing         -                   56.75
               Subcontractors          Installers              2,740.22         25,196.00
               Corporate License Fees                           -                  330.00
               Computer Programmer                             2,537.50         37,737.98
               Subcontractors          Labor                  13,823.36         89,318.19
               Freight                                         2,326.87         67,119.79
               Transfer Agent/Other                            1,771.00         28,724.25
               Patent Renewals                                  -               12,025.00
               Refund (ck Rec in Error)                         -                6,362.20
               Advance Payment         Repayment                -               24,900.00
               Various                 Medical Claims           -                1,835.88
               Subcontractors          Computer Supplies        -                  498.18
               S. Kapila               Interim CFO              -               10,469.05
               L. Martin               Commission               -                1,000.00
               T. Snellings            Consult/Comm          1,750.00            8,250.00
               Various                 Network Support       4,900.00           10,534.33
               Various                 Move Expense             -                7,006.60
               SGSG                    Advance                  -               18,786.09
               Competatech/Others      Training               300.00             2,131.45
               Employees               Mileage                  -                  168.44
               Employees               125s Reimbursement       -                2,588.00
               Corporate Systems       CCSN Deposit             -               61,612.96
               Mike Luther             Expense Advance          -                6,206.10
               Peggy Conway            Expense Advance      2,000.00             2,000.00
               USCF                    Fees                     -                  500.00
               Various                 Deposits                 -               40,500.00
               EMS                     Commission               -                2,843.25
               Bank of Kaukauna        Utah lease               -               15,044.63
               Argentina Consultants   Consulting         13,600.00             13,600.00

                                       Total            $ 45,884.98           $499,038.84

                               ATTACHMENT 1

            MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:    Digital Products Corporation
Case Number:       97-21987 BKC RBR

Reporting Period Beginning:  12/1/97  and Ending:  12/31/97


ACCOUNTS RECEIVABLE AT PETITION DATE:      $ 534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

     Beginning of Month Balance               $  595,689.32
     Plus: Current Month New Billings            359,164.80
     Less: Collections during the Month          364,777.65
     End of Month Balance                     $  590,076.47


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days    31-60 days   61-90 days    Over 90    Total
                                        Days
$151,480.32   78,138.69    40,132.23   205,664.18     $ 475,415.42

                         ATTACHMENT 2

      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:   Digital Products Corporation
Case # 97-21987 BKC-RBR

Reporting Period Beginning  12/1/97  and Ending  12/31/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date           Days
Incurred      Outstanding     Vendor               Description    Amount
24-Apr-97                     Millward & Co.        Audit                150.00dispute
10-Dec-97      21             LCI International     Telephone         15,000.00
30-Dec-97      2              PageNet                Pagers              263.81
31-Dec-97      1              American Design        Subcontractor     1,742.59
21-Dec-97      10             United Parcel Service  Freight              19.53
30-Dec-97      1              United Parcel Service  Freight           1,052.98
31-Dec-97      1              Frank Garner           Installer           280.00
31-Dec-97      1              Albani Laporte III     Installer           619.68

                                                                     $19,628.59

 ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)       $ 10,101.10
     Plus: New Indebtedness Incurred This Month        19,478.59
     Less: Amount Paid on Prior Accounts Payable        9,951.10
     End of Month Balance                            $ 19,628.59

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                    Number         Total
                                    of Post        Amount of
Secured       Date                  Petition       Post Petition
Creditor/     Payment     Payment   Payments       Payments
Lessor        Due         Amount    Delinquent     Delinquent

None

                             ATTACHMENT 3

Name of Debtor:  Digital Products Corporation
Case # 97-21987 BKC-RBR

Report Period Beginning  12/1/97  and Ending  12/31/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month   $  12,805.09
     Inventory Purchased during Month             95,744.38
     Inventory Used or Sold                       22,649.57
     Inventory on Hand at End of Month         $  85,899.90

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:     $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month   $ 786,451.29
     Less:     Depreciation Expense                34,963.00
     Plus:     New Purchases                        2,037.00
     Ending Monthly Balance                     $ 753,525.29

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
     Computer software       $ 2,037.00

                              ATTACHMENT 4

                      MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation
Case #  97 21987 BKC-RBR

Report Period Beginning:  12/1/97   Ending:  12/31/97

BANK:     Comerica Bank & Trust              BRANCH:  Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:   1811006533
PURPOSE OF ACCOUNT:  Operating Account

     Beginning Balance              $ 76,167.58
     Total of Deposits Made          364,777.65
     Total Amount of Checks/Wires    216,387.65
     Service Charges                     102.50
     Transfers to Other Accounts      78,355.90
     Closing Balance                $146,099.18


Number of First Check Written This Period     1653
Number of Last Check Written This Period      1743

Total Number of Checks Written This Period      88
Total Number of Wire Transfers                   5
Voided Checks This Period                        6
                                  Total         99


BANK:   Comerica Bank & Trust               BRANCH:   Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:   1811006541
PURPOSE OF ACCOUNT:   Payroll Account

     Beginning Balance                 $     331.24
     Total of Deposits Made               53,739.16 Transfers in
     Total Amount of Checks Written       53,509.61
     Service Charges Payroll Depot           229.55
     Service Charges                          18.36
     Transfers to Other Accounts               0.00
     Closing Balance                   $     312.88


Number of First Check Written This Period      565
Number of Last Check Written This Period       612
Total Number of Checks Written This Period      48
Plus Manual Checks                               0
                             Total              48

Plus Direct Deposits                            49 Items
                            Total             97 Items

                         ATTACHMENT 4

                  MONTHLY BANK RECONCILIATION

DEBTOR:   Digital Products Corporation
Case # 97 21987 BKC-RBR

Report Period Beginning:  12/1/97  Ending: 12/31/97

BANK:   Comerica Bank & Trust               BRANCH:  Boca Raton
ACCT NAME:    Digital Products Corporation
ACCT NUMBER:  1811006558
PURPOSE OF ACCOUNT:  Tax Account

     Beginning Balance               $     184.98
     Total of Deposits Made             24,640.00 Transfers in
     Total Amount of Checks Written     24,616.74 Transfers out
     Service Charges                        15.17
     Transfers to Other Accounts             0.00
     Closing Balance                 $     193.07

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR:  Digital Products Corporation
Case # 97-21987 BKC-RBR
Report Period Beginning:  12/1/97  And Ending:  12/31/97

NAME OF BANK:   Comerica Bank & Trust
ACCOUNT NAME:   Digital Products Corporation
ACCOUNT #:   1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date      Check #     Payee                    Purpose                      Amount
          1643        Void                                              $     -
12/3/97   1644        Renatta Batteries        Batteries                    3,049.70
12/11/97  1645        Richard Angulo           Comm., travel, etc.         16,000.00
12/1/97   1653        Self Storage, Inc        Storage                      1,142.00
12/1/97   1654        AFCO Insurance           Insurance                    5,911.29
12/1/97   1655        Midwest Emp. Ben.        Insurance                    2,514.27
12/1/97   1656        Reliance Standard        Insurance                       41.59
          1657        Void                                                    -
          1658        Void                                                    -
12/3/97   wire        Charles Nora             Contractor                     769.00
12/3/97   1659        US West                  Telephone                    1,522.76
12/4/97   1660        Frank Garner             Installer                      230.00
12/4/97   1661        Albani LaPorte III       Installer                      374.78
12/4/97   1662        Subway                   Lunch Meeting                   16.76
12/4/97   1663        American Design Co, Inc. Contract Labor               3,325.07
12/5/97   1664        KBS, Inc.                Rent                         5,000.00
12/5/97   1665        US Postmaster            Stamps                          96.00
12/8/97   1666        AT&T Credit              Phone Rent                   3,053.88
12/8/97   1667        Telnet Data Group        Parts                          334.00
12/8/97   1668        Industrial Assembly      Straps                       2,382.00
12/9/97   1669        Charles P Nora           Contractor                     145.00
12/9/97   1670        Carnotel                 Phones                       1,539.64
          1671        Void                                                    -
12/9/97   1672        PageNet                  Pagers                         233.29
12/9/97   1673        United Parcel Service    Freight                        475.56
12/10/97  1674        Industrial Assembly      Straps                       2,382.00
12/10/97  1675        Renata Batteries         Batteries                    2,993.31
12/10/97  1676        Precision Dynamics       Wristlet Straps                316.90
12/11/97  1677        Revelation Software      Software                     2,037.00
12/11/97  1678        Bryan Brown              Office Supplies                110.73
12/12/97  1679        Gevalia Kaffe            Supplies                        10.00
12/12/97  1680        Corporate Systems        Network Support              4,900.00
12/12/97  1681        APT, Inc.                Rent                         6,511.32
12/22/97  1682        Telnet Data Group        Parts                          923.00
12/22/97  1683        Industrial Assembly      Straps                       2,382.00
12/12/97  1684        Electronic Filings       Filing 8k                      171.00
12/12/97  1685        United Parcel Service    Freight                        419.38
12/12/97  1686        American Stock Transfer  Fees                         1,600.00
12/12/97  1687        American Design Co.      Contract Labor               2,140.03
12/12/97  1688        Mike Luther              Net pay                        814.70
12/12/97  wire        Peggy Conway             Net pay/expenses                 1,247.50
          1689        void                                                    -
12/12/97  1690        Judy Sundberg            Expenses                     2,687.20
12/15/97  1691        Liberty Court            Airfare/subcontract          1,463.00


                             ATTACHMENT 5
                             CHECK REGISTER

DEBTOR:  Digital Products Corporation
Case #  97-21987 BKC-RBR
Report Period Beginning: 12/1/97  And Ending:  12/31/97

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:     1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date      Check # Payee                    Purpose                      Amount
12/15/97  wire    Doug Hogmire             Net pay                  $        559.46
12/16/97  1692    Victor Flores            Programming                     2,537.50
12/16/97  1693    Charles P Nora           Contractor/expenses               291.71
12/16/97  1694    Telnet Data Group        Parts                              23.25
12/16/97  1695    Liberty Court Travel     Airfare                         2,977.39
12/16/97  1696    Virginia Riscorp         Workcomp                           22.24
12/16/97  1697    Percival Leach           Travel Expenses                 7,039.00
12/16/97  1698    Telogy                   Equipment rent                    131.44
12/16/97  1699    HiTech Courier           Delivery                           65.00
12/16/97  1700    TCG                      Telephone                       2,310.77
12/16/97  1701    Key Leasing              Furniture                         500.00
12/16/97  1702    Dadan Packaging          Boxes                             288.00
12/16/97  1703    Telnet Data Group        Parts                             799.45
12/17/97  1704    Data Duplicating Corp.   Freight                            21.00
12/17/97  1705    DHL                      Freight                            77.80
12/17/97  1706    Albani LaPorte III       Installer                         665.44
12/17/97  1707    Frank Garner             Installer                         500.00
12/18/97  1708    Doug Hogmire             Travel expenses                 1,053.05
12/18/97  1709    Dan Farley               Installer                         970.00
12/18/97  1710    Quiznos                  Lunch meeting                      69.28
12/18/97  1711    Peggy Conway             Expenses                          339.12
12/18/97  1712    Judy Sundberg            Expenses                          273.68
12/18/97  1713    Colleen McCoy            Airfare                           502.00
12/19/97  1714    Harry Koch Co            Workcomp                          939.00
12/19/97  1715    Telnet Data Group        Parts                           1,002.00
12/19/97  1716    Dadan Packaging          Packaging                       1,058.00
          1717    void                                                       -
12/19/97  1718    Judy Sundberg            Expenses                           21.51
12/19/97  1719    Acme Typewriter          Repairs                            89.06
12/19/97  1720    Competatech              Training                          300.00
12/19/97  1721    United Parcel Service    Freight                           585.62
12/19/97  1722    American Design          Contract Labor                  2,240.47
12/19/97  1723    Penny Woods              Expenses                           50.00
12/19/97  1724    Wausau Insurance         Workcomp                        2,356.00
12/19/97  wire    Travis Snellings         Consulting                        500.00
12/22/97  1725    Jeff Serbin              Supplies                           73.77
12/22/97  1726    Charles Nora             Contractor                        180.00
12/22/97  1727    Dadan Packaging          Packaging                          75.00
12/22/97  1728    Gard Dist. Co.           Parts                             127.00
12/22/97  1729    Mike Luther              Expenses                        1,229.60
12/22/97  1730    Penny Woods              Expenses                           69.44
12/23/97  1731    Percival Leach           Consulting fee                 12,600.00
12/23/97  1732    American Design          Contract Labor                  2,112.59
12/23/97  1733    Liberty Court Travel     Airfare                           890.00
12/29/97  1734    Ken Virgillito           Office Supplies                    87.60


                             ATTACHMENT 5
                            CHECK REGISTER

DEBTOR:  Digital Products Corporation
Case #  97-21987 BKC-RBR
Report Period Beginning: 12/1/97  And Ending:  12/31/97

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:     1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date      Check # Payee                 Purpose                      Amount
12/29/97  1735    Charles Nora          Contractor                $     829.00
12/29/97  1736    Keith Lyttle          Expenses                        100.00
12/29/97  1737    Peggy Conway          Expense advance               2,000.00
12/30/97  1738    Nextel                Phones                        1,339.86
12/30/97  1739    Memcon                Office rent                   1,000.00
12/30/97  1740    Telnet Data Group     Parts                         2,535.00
12/30/97  1741    US West               Telephone                     2,238.42
12/30/97  1742    United Parcel Service Freight                         747.51
12/30/97  1743    Doug Hogmire          Expenses                        728.96
12/30/97  wire    KBS, Inc.             Inventory                    75,000.00

                                                                   $216,387.65

                              ATTACHMENT 5
                             CHECK REGISTER

DEBTOR:  Digital Product Corporation
Case #:  97-21987 BKC-RBR

Report Period Beginning:  12/1/97  and Ending:  12/31/97

NAME OF BANK:   Comerica Bank & Trust
ACCOUNT NAME:   Digital Products
ACCOUNT #:      1811005541
PURPOSE OF ACCOUNT:  Payroll Account

Date      Check #                  Payee     Purpose        Amount
12/5/97   565-576+11 direct dep    Employees Payroll        $ 13,746.15
12/12/97  577-588+13 direct dep    Employees Payroll          12,174.15
12/19/97  589-600+13 direct dep    Employees Payroll          13,986.66
12/26/97  601-612+12 direct dep    Employees Payroll          13,832.20

          Sub Total Payroll                                   53,739.16

December  Payroll Depot Serv. Chg.                               229.55

                                   Grand Total              $ 53,968.71


                              ATTACHMENT 5
                             CHECK REGISTER

DEBTOR:  Digital Products Corporation
Case #  97-21987 BKC - RBR

Report Period Beginning:  12/1/97  and Ending: 12/31/97

NAME OF BANK:    Comerica Bank & Trust
ACCOUNT NAME:    Digital Products Corporation
ACCOUNT #:       1811006558
PURPOSE OF ACCOUNT:  Tax Account

Date      Check #        Payee               Purpose        Amount
12/4/97   transfer       Payroll Depot       payroll taxes  $ 6,030.62
12/11/97  transfer       Payroll Depot       payroll taxes    4,960.57
12/18/97  transfer       Payroll Depot       payroll taxes    7,407.15
12/29/97  transfer       Payroll Depot       payroll taxes    6,218.40
                                                            $24,616.74

                            ATTACHMENT 6a
                          Monthly Tax Report

DEBTOR:  Digital Products Corporation
Case #   97-21987 BKC - RBR
Reporting Period Beginning:    12/1/97  and Ending: 12/31/97

                TAXES PAID and ACCRUED DURING MONTH

Date      Bank           Description          Amount
12/4/97   Comerica Bank  FED WH              $ 2,981.99
                         FICA                  2,048.47
                         MEDICARE                532.53
                         FUTA                      9.33
                         IN WH                    62.77
                         NE WH                   332.57
                         FL SUTA                  62.96
                                             $ 6,030.62

12/11/97  Comerica Bank  FED WH              $ 2,359.83
                         FICA                  1,741.68
                         MEDICARE                460.88
                         FUTA                     11.84
                         IN WH                    62.77
                         NE WH                   243.58
                         FL SUTA                  79.89
                                             $ 4,960.47

12/18/97  Comerica Bank  FED WH              $ 3,637.50
                         FICA                  2,495.73
                         MEDICARE                637.27
                         FUTA                     22.68
                         IN WH                    62.77
                         MN WH                    34.61
                         NE WH                   392.60
                         FL SUTA                 109.45
                         MN SUTA                  14.54
                                             $ 7,407.15

12/29/97 Comerica Bank   FED WH              $ 3,081.83
                         FICA                  2,076.02
                         MEDICARE                539.07
                         FUTA                     17.17
                         IN WH                    62.77
                         MN WH                    22.15
                         NE WH                   332.57
                         FL SUTA                  72.28
                         MN SUTA                  14.54
                                             $ 6,218.40

                        Total               $24,616.74

                            ATTACHMENT 6b

DEBTOR:  Digital Products Corporation
Case #   97-21987 BKC - RBR
Report Period Beginning:  12/1/97  and Ending:  12/31/97

                          TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 10/31/97. Period: 3rd Quarter returns


Name of Taxing  Date Payment          Description              Amount
Authority       Due
Fed Taxes       12/10/97               Fed WH/Fica/Medicare     $ 5,562.99 Pd
Fed Taxes       12/17/97               Fed WH/Fica/Medicare       4,562.49 Pd
Fed Taxes       12/24/97               Fed WH/Fica/Medicare       6,770.50 Pd
Fed Taxes       12/31/97               Fed WH/Fica/Medicare       5,696.92 Pd
FUTA            01/31/98               Fed unemployment tax         175.04
IN WH           01/31/98               IN WH                        878.78
MN WH           01/31/98               MN WH                         56.76
NE WH           01/31/98               NE WH                      4,334.46
VA WH           01/31/98               VA WH                        671.97
FL SUTA         01/31/98               FL unemployment              725.09
MN SUTA         01/31/98               MN Unemployment               29.08
NE SUTA         01/31/98               NE unemployment              239.24


                                 ATTACHMENT 7
                  SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation
Case #     97-21987 BKC - RBR

Report Period Beginning:  12/1/97  and Ending  12/31/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:    Title          Amount Paid      Travel Adv.
Richard Angulo      Pres/COO       $ 16,490.96      $    -
Michael Luther      CEO/Chairman      9,230.80           -
Bryan Brown         CFO/Secy          6,153.84           -

                          PERSONNEL REPORT

                                             Full Time Part Time
Number of employees at beginning of period       20        1
Number hired during the period                    3        -
Number converted to full time                     -        -
Number terminated during the period               -        -
Number of employees on payroll at the end
  of period                                      23        1

                      CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier        Agent & Phone #     Policy #       Coverage  Expiration   Date
                                   Type                     Date
Premium
                                                                         Due
Riscorp of FL  Alexander & Alex    12924          WC        4/1/98       1/2/98
               305-279-7870
VA Riscorp     Dade Underwriters   40076          WC        3/1/98       1/2/98
               954-462-1304
Reliance Stand.Mahoney & Asso.     LTD097814      LTD       8/1/97       1/2/98
Life Insurance 954-763-7971
Gotham Ins.    Seitlin Ins.        MM014842LP296  Comp Gen'l 6/1/98     1/2/98
               305-591-0090                       Liability
Nat'l Union    Seitlin Ins.        BE9327676      Umbrella   6/1/98     1/2/98
 Fire Ins. Co. 305-591-0090                       Liability
 of Pitt.
Pacific Ins.   Seitlin Ins.        ZG0008872     Property   5/1/98       1/2/98
 Co.           305-591-0090
Fidelity &     Seitlin Ins.        CCP0033867    Crime      5/1/98       1/2/98
 Dep.          305-591-0090
Mutual of      Midwest Emp. Ben.    266 MBPT     Health &   10/1/98      1/2/98
 Omaha                                           Dental


                             ATTACHMENT 8

            SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD














































The Company filed its Plan of Reorganization and Disclosure Statement on June 16, 1997.